                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Select Variable Annuity) of Anchor National Life Insurance Company of our report dated November 9, 1998, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.

PricewaterhouseCoopers LLP
Los Angeles, California
January 27, 1999